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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of July 31, 2003 by and among Alnylam Holding Co., a Delaware corporation (the "Corporation"), and the persons and entities listed on Schedule A hereto together with any persons or entities that become parties hereto pursuant to
Section 21 hereof (the "Investors").

         WHEREAS, on the date hereof, Alnylam Transitory Subsidiary, Inc., a Delaware corporation, has been merged (the "Merger") with and into Alnylam Pharmaceuticals, Inc., a Delaware corporation ("Alnylam"), the result of which will be that Alnylam has become a wholly-owned subsidiary of the Corporation and the Investors and Founders have received the same number and type of securities of the Corporation as they formerly held in Alnylam;

         WHEREAS, in connection with the Merger, the Corporation and the Investors are entering into this Agreement;

         WHEREAS, the Corporation, Alnylam, Ribopharma AG, a German stock corporation ("Ribopharma") and the stockholders of Ribopharma have entered into a Share Exchange Agreement, dated as of the date hereof (the "Share Exchange Agreement"), upon the closing of which the stockholders of Ribopharma shall contribute to the Corporation all of the shares of Ribopharma owned by such stockholders in consideration for shares of the Corporation and cash, the result of which will be that Ribopharma will become a wholly-owned subsidiary of the Corporation;

         WHEREAS, subsequent to the closing of the Merger, the Corporation will enter into a Series A and Series B Convertible Preferred Stock Purchase Agreement, pursuant to which the Corporation will issue additional shares of its Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.0001 par value per share (the "Series B Preferred Stock"), to the Investors and certain other persons or entities (the "Financing");

         WHEREAS, it will be a condition to the closing of the Financing that each investor in the Financing that is not already party to this Agreement shall become party to this Agreement as an Investor hereunder;

         WHEREAS, in connection with certain license agreements to be entered into by the Corporation, the Corporation expects to issue additional shares of its Series B Preferred Stock to each of Garching Innovation GmbH, Massachusetts Institute of Technology, Whitehead Institute for Biomedical Research, Max-Planck-Gesellschaft zur Foerderung der Wissenschaften e.V and the University of Massachusetts Medical School (each, an "Institutional Stockholder" and collectively, the "Institutional Stockholders"); and

         WHEREAS, in connection with the issuance of such shares of Series B Preferred Stock to the Institutional Stockholders, each Institutional Stockholder receiving shares of Series B Preferred stock will become party to this Agreement as an Investor hereunder.

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         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (b) The term "Common Stock" means the Corporation's Common Stock, $.0001 par value per share.

                  (c)      The term "Holder" means any holder of Registrable
Shares.

                  (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

                  (e) The term "Preferred Stock" means the Series A Preferred Stock and the Series B Preferred Stock.

                  (f) The term "Qualified IPO" means the closing of the Corporation's first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriters' discounts and commissions) of not less than $7.50 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $25,000,000.

                  (g) The term "Registrable Shares" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) any Common Stock purchased by an Investor (or its permitted transferees) pursuant to Section 3 of the Investor Rights Agreement of even date herewith by and among the Corporation and the Investors (or Common Stock issuable with respect to other securities so purchased), and (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock; provided, that the Registrable Shares of any Holder shall be deemed not to be Registrable Shares under this Agreement at any time when the Corporation's Common Stock is publicly traded and all such Registrable Shares can be sold within a 90-day period pursuant to Rule 144.

                  (h) The term "Rule 144" means Rule 144 promulgated under the Securities Act.

                  (i)      The term "SEC" means the Securities and Exchange
Commission.

                  (j) The term "Securities Act" means the Securities Act of 1933, as amended.

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                  (k)      The term "Series A Preferred Stock" shall have the
meaning set forth in the recitals to this Agreement.

                  (l) The term "Series B Preferred Stock" shall have the meaning set forth in the recitals to this Agreement.

         In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, a holder of Preferred Stock shall be deemed the Holder of the Registrable Shares issuable upon conversion thereof, and such Preferred Stock shall be deemed outstanding Registrable Shares hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of Preferred Stock.

         SECTION 2. Request for Registration. If at any time after the earlier to occur of (i) the fourth anniversary of the date of this Agreement and (ii) the date twelve months after the Qualified IPO, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from one or more Holders that hold, in aggregate, at least 33% of the then outstanding Registrable Shares, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least the lesser of (a) at least 25% of the then outstanding Registrable Shares or (b) Registrable Shares the expected price to the public of which equals or exceeds $5,000,000 (based on the market price or fair value on the date of such request), then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Shares that Holders have requested be registered to be registered under the Securities Act on Form S-1.

         Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective date of a prior registration under this Section 2; and (iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 45 days.

         The Corporation shall not be obligated to effect more than two registrations on behalf of the Holders pursuant to this Section 2.

         SECTION 3. Corporation Registration. If at any time the Corporation proposes to register any of its Common Stock under the Securities Act in connection with the public offering

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of such securities for its own account or for the accounts of shareholders other than Holders, solely for cash on a form that would also permit the registration of the Registrable Shares, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in
Section 8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Shares that each such Holder has requested be registered; provided, that the Corporation shall have the right to postpone or withdraw any registration statement relating to an offering in which the Holders are eligible to participate under this Section 3 without any liability or obligation to the Holders under this Section 3.

         SECTION 4. Obligations of the Corporation. Whenever required under
Section 2, Section 3 or Section 11 to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective until the distribution thereof has been completed.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Shares owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

                  (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Shares.

                  (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

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                  (g)      Use its best efforts either (i) to cause all such
Registrable Shares to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of such securities is then permitted under the rules of such exchange, or (ii) to secure designation of all such Registrable Shares as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on Nasdaq for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Shares with the National Association of Securities Dealers.

                  (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Shares shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares.

                  (i) Make available for inspection by any selling Holder of Registrable Shares, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (j) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

                  (k) Make such representations and warranties to the selling Holders of Registrable Shares and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.

         SECTION 5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the registration of any Holder's Registrable Shares that such Holder shall take such actions and furnish to the Corporation such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as the Corporation shall reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this agreement, including, without limitation (i) in connection with an underwritten offering, enter into an appropriate underwriting agreement containing terms and provisions then customary in agreements of that nature, (ii) enter into such custody agreements, powers of attorney and related documents at such time and on such terms and conditions as may then be customarily required in connection with such offering and (iii) distribute the Registrable Shares only in accordance with and in the manner of the distribution contemplated by the applicable registration statement and prospectus. In addition, the Holders shall promptly notify the Corporation of any request by the

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Commission or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.

         SECTION 6. Expenses of Demand Registration. All expenses incurred in connection with any registration pursuant to Section 2 or Section 11 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders collectively, shall be borne by the Corporation.

         SECTION 7. Corporation Registration Expenses. All expenses (excluding underwriters' discounts and commissions) incurred in connection with any registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the selling Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling Holders collectively, shall be borne by the Corporation.

         SECTION 8. Underwriting Requirements.

                  (a) In connection with any offering under Section 3 involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any Holder's Registrable Shares in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering under Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, no securities of any shareholder except (i) securities included in such underwritten offering pursuant to the exercise of contractual demand registration rights and (ii) Registrable Shares of Holders shall be included in such offering unless all Registrable Shares which the Holders have requested to be included are included, and the Corporation shall only be required to include in the offering so many of the Registrable Shares of the Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the Registrable Shares so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Shares owned by such selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders).

                  (b) With respect to any underwriting of shares to be registered under Section 2 or Section 11, the selling Holders who initiate the request for registration shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In connection with any underwritings of shares to be registered under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters. In any such case, such consent of the Corporation or the Holders shall not be unreasonably withheld or delayed.

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         SECTION 9. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         SECTION 10. Indemnification. In the event any Registrable Shares are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will promptly reimburse each such Holder, underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Corporation expressly for use in connection with such registration by or on behalf of any such Holder, underwriter or controlling person, (ii) is caused by the failure of a Holder to deliver a copy of the final prospectus relating to such Registrable Shares, as then amended or supplemented, in connection with a purchase, if the Corporation had previously furnished copies thereof to such Holder or (iii) is caused by such Holder's disposition of Registrable Shares during any period during which such Holder is obligated to discontinue any disposition of Registrable Shares under Section 18.

                  (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter (within the meaning of the Securities Act) for the Corporation against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue statement or

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alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to and furnished to the Corporation by such Holder expressly for use in connection with such registration; and will promptly reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this
Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

                  (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

                  (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section 10(a) or Section 10(b) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the selling Holders from the offering of securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation and the selling Holders in connection with the statements or omissions described in such Section 10(a) or Section 10(b) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Corporation and the selling Holders shall be deemed to be in the same proportion as the total price paid to the Corporation and the selling Holders, respectively, for the securities sold by them in the offering. The relative fault of the Corporation and the selling Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the

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omission or alleged omission to state a material fact relates to information supplied by the Corporation or the selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 10(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10(d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection Section 10(c) for purposes of indemnification. The Corporation and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10(d), no Holder shall be required to contribute an amount in excess of the net proceeds actually received by such Holder in the relevant public offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the Holders, the Corporation and the underwriters in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Shares included in the public offering.

         SECTION 11. Registrations on Form S-3.

                  (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from one or more Holders that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of Registrable Shares the reasonably anticipated aggregate price to the public of which would equal or exceed $3,000,000, and (ii) the Corporation is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Shares that Holders have requested be registered to be registered on Form S-3 (or any successor form to Form S-3).

                  (b) Notwithstanding the foregoing, (i) the Corporation shall not be obligated to effect a registration pursuant to this Section 11 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (ii) the Corporation shall not be obligated to effect a registration pursuant to this Section 11 within six (6) months after the effective date of a prior registration under this

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Section 11; and (iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 45 days.

                  (c)      The Holders' rights to registration under this
Section 11 are in addition to, and not in lieu of, their rights to registration under Section 2 and Section 3 of this Agreement.

         SECTION 12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Shares) in any registration requested pursuant to Section 2 or Section 11 unless permitted to do so by the written consent of the Holders of a majority of the Registrable Shares as to which registration has been requested.

         SECTION 13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

                  (b) file with the SEC in a timely manner all reports and other documents, if any, required of the Corporation under the Securities Act and the 1934 Act; and

                  (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Corporation), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

         SECTION 14. Limitations in Connection with Future Grants of Registration Rights. Without the prior written consent of the Holders of at least 66 2/3% in voting power of then outstanding Registrable Shares held by Investors, the Corporation shall not grant rights to any person or entity: (a) to cause the Corporation to register any of such person's or entity's securities of the Corporation; (b) to include such person's or entity's securities of the Corporation in any registration statement filed under Section 2 or Section 11 hereof; (c) to include such person's or entity's securities of the Corporation in any registration statement described in Section 3 hereof, unless under the terms of such agreement, such person or entity may include such securities in any such registration only to the extent that the inclusion of his or its securities will not reduce the amount of Registrable Shares of the Holders which is included

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in such registration; or (d) otherwise to cause the registration of such person's or entity's securities of the Corporation in any manner which are superior to or pari passu with the registration rights granted herein to the Holders. Notwithstanding the foregoing, the Corporation shall be permitted to grant registration rights to investors in the Financing by making such investors parties to this Agreement in the manner set forth in Section 21 hereof.

         SECTION 15. Transfer of Registration Rights. The registration rights and obligations of any Holder (and of any permitted transferee of any Holder or its permitted transferees) under this Agreement with respect to any Registrable Shares may be transferred to any Affiliate of such Holder or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least five percent (5%) of the Registrable Shares held by such Holder on the date hereof (or, if such transfer occurs after the closing of the Financing, at least five percent (5%) of the Registrable Shares held by such Holder immediately after the closing of the Financing) provided, however, that
(a) such rights and obligations may not be transferred to any entity whose primary line of business is directly competitive with the primary line of business of the Corporation, (b) the Corporation shall be given written notice by the Holder at the time of any permitted transfer stating the name and address of the transferee and identifying the securities with respect to which the rights and obligations under this Agreement are being assigned and (c) the transferee shall execute an agreement to be bound by the terms of this agreement. For purposes of this Section 15, an "Affiliate" of any Holder (or any transferee of any Holder) means any general or limited partner of any Holder (or transferee) that is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder or transferee.

         SECTION 16. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the holders of Registrable Shares are entitled to receive in exchange therefor (i) cash, or
(ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

         SECTION 17. Stand-Off Agreement. Each Holder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock pursuant to a registration statement under the Securities Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Corporation held by such Holder for a specified period of time (not to exceed 180 days) immediately following the effective date of such registration statement; provided, that:

                  (a)      such agreement shall apply only to the Qualified IPO;
and

                  (b) all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding (which 1% shall include all securities convertible into or exchangeable or exercisable for shares of Common Stock, on an as converted, exchanged or exercised basis) (any such person, a "1% Stockholder"), and all officers and directors of the Corporation, enter into similar agreements.

         Any discretionary waiver or termination of the restrictions of such agreements (including this Agreement) by the Corporation or the managing underwriter shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by such persons, except for discretionary waivers based on financial hardship, not to exceed $250,000 worth of securities per individual or $500,000 in the aggregate (in each case based on the market price or fair value on the date such waiver is granted), that are granted to officers, directors or 1% Stockholders.

         SECTION 18. Future Events. The Corporation will notify each Holder participating in a registration of the occurrence of any of the following events of which the Corporation is actually aware, and when so notified, each Holder will immediately discontinue any disposition of Registrable Shares until notified by the Corporation that such event is no longer applicable:

                  (a) the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose (in which case the Corporation will make reasonable efforts to obtain the withdrawal of any such order or the cessation of any such proceedings); or

                  (b) the existence of any fact which makes untrue any material statement made in the registration statement or prospectus or any document incorporated therein by reference or which requires the making of any changes in the registration statement or prospectus or any document incorporated therein by reference in order to make the statements therein not misleading (in which case the Corporation will make reasonable efforts to amend the applicable document to correct the deficiency).

         SECTION 19. Notices. All notices, requests, consents and other communications hereunder ("Notices") to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

                    if to the Corporation, to:

                    Alnylam Holding Co.
                    c/o John Conley
                    790 Memorial Drive, Suite 202
                    Cambridge, MA  02139

         if to the Investors, to their respective addresses as set forth on Schedule A of this Agreement.

         SECTION 20. Miscellaneous.

                  (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

                  (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least 66 2/3% in voting power of the then outstanding Registrable Shares.

                  (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

                  (d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Agreement may be executed by facsimile signature pages.

                  (e) This Agreement shall terminate upon the three-year anniversary of the Qualified IPO.

         SECTION 21. Accession. Each person or entity that purchases shares of Series A Preferred Stock or Series B Preferred Stock that is not already party to this Agreement shall automatically become a party to this Agreement as an Investor by executing and delivering to the Corporation a counterpart signature page in the form of Exhibit A hereto, and shall thereupon be deemed an "Investor" for all purposes of this Agreement. Upon the execution and delivery to the Corporation of any such counterpart signature page, Schedule A shall be modified to reflect the addition of such new Investor.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as a contract under seal as of the date first written above.

                              ALNYLAM HOLDING CO.

                              By: /s/ John Maraganore
                                 ---------------------------------------------
                              Name: John Maraganore
                              Title:  President and Chief Executive Officer

                              INVESTORS

                              POLARIS VENTURE PARTNERS III, L.P.

                              By: Polaris Venture Management Co. III, L.L.C.
                                  Its General Partner

                              By: /s/ William E. Bilodeau
                                 ---------------------------------------------
                              Name: William E. Bilodeau
                              Title: Attorney-in-fact

                              POLARIS VENTURE PARTNERS
                              ENTREPRENEURS' FUND III, L.P.

                              By: Polaris Venture Management Co. III, L.L.C.
                                  Its General Partner

                              By: /s/ William E. Bilodeau
                                 ---------------------------------------------
                              Name: William E. Bilodeau
                              Title: Attorney-in-fact

                              POLARIS VENTURE PARTNERS FOUNDERS' FUND III, L.P.

                              By: Polaris Venture Management Co. III, L.L.C.
                                  Its General Partner

                              By:  /s/ William E. Bilodeau
                                 ---------------------------------------------
                              Name: William E. Bilodeau
                              Title: Attorney-in-fact

                              CHP II, L.P.

                              By: CHP II Management, LLC,
                              Its: General Partner

                              By:  /s/ John K. Clarke
                                 ---------------------------------------------
                              Name: John K. Clarke
                              Title: Managing Member

                              ATLAS VENTURE FUND V, L.P.
                              ATLAS VENTURE PARALLEL FUND V-A, C.V.
                              ATLAS VENTURE PARALLEL FUND V-B, C.V.
                              ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

                              By: Atlas Venture Associates V, L.P.
                              Its: General Partner

                              By: Atlas Venture Associates V, Inc.
                              Its: General Partner

                              By:  Illegible
                                 ---------------------------------------------
                              Title: Vice President

                              ATLAS VENTURE FUND VI, L.P.
                              ATLAS VENTURE ENTREPRENEURS' FUND VI, L.P.

                              By: Atlas Venture Associates VI, L.P.
                              Its: General Partner

                              By: Atlas Venture Associates VI, Inc.
                              Its: General Partner

                              By:  Illegible
                                ----------------------------------------------
                              Title: Vice President

                              ATLAS VENTURE FUND VI GmbH & Co. KG

                              By: Atlas Venture Associates VI, L.P.
                              Its: Managing General Partner

                              By: Atlas Venture Associates VI, Inc.
                              Its: General Partner

                              By:  Illegible
                                 ---------------------------------------------
                              Title: Vice President

                              ARCH VENTURE FUND V, L.P.

                              By: ARCH Venture Partners V, L.P.
                              Its: General Partner

                              By: ARCH Venture Partners V, LLC
                              Its: General Partner

                              By:  Illegible
                                 ---------------------------------------------
                              Title: Managing Director

                              ARCH ENTREPRENEURS FUND, L.P.

                              By: ARCH Venture Partners V, L.P.
                              Its: General Partner

                              By: ARCH Venture Partners V, LLC
                              Its: General Partner

                              By:  Illegible
                                 ---------------------------------------------
                              Title: Managing Director

                              CAMBRIDGE SCIENCE EQUITIES, LLC, a
                              Delaware limited liability company

                              By: ALEXANDRIA REAL ESTATE EQUITIES,
                                  INC., a Maryland corporation, managing
                                  member

                              By:  /s/ Joel S. Marcus
                                 ---------------------------------------------
                                 Chief Executive Officer

                                   /s/ Phillip A. Sharp
                              ------------------------------------------------
                              Phillip A. Sharp
                                   /s/ Paul Schimmel
                              ------------------------------------------------
                              Paul Schimmel
                                   /s/ John G. Conley
                              ------------------------------------------------
                              John G. Conley

                               ALNYLAM HOLDING CO.

                          REGISTRATION RIGHTS AGREEMENT

                       ADDITIONAL INVESTOR SIGNATURE PAGE

         By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of July 31, 2003, by and among Alnylam Holding Co. and the parties named therein (the "Registration Rights Agreement"), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

         EXECUTED this 31st day of July, 2003.

                                         ABINGWORTH BIOVENTURES III A L.P.,
                                         ABINGWORTH BIOVENTURES III B L.P.,
                                         ABINGWORTH BIOVENTURES III C L.P. AND
                                         ABINGWORTH BIOVENTURES III
                                         EXECUTIVES L.P. acting through their
                                         manager
                                           ABINGWORTH MANAGEMENT LIMITED
                                        --------------------------------------
                                        (print name)

                                        By:   illegible
                                           -----------------------------------

                                        Title:  Director/Company Secretary
                                              --------------------------------

                                                                       Exhibit A

                               ALNYLAM HOLDING CO.

                          REGISTRATION RIGHTS AGREEMENT

                       ADDITIONAL INVESTOR SIGNATURE PAGE

         By executing this page in the space provided, the undersigned hereby agrees (i) that it is an "Investor" as defined in the Registration Rights
Agreement dated as of July   , 2003, by and among Alnylam Holding Co. and the
parties named therein (the "Registration Rights Agreement"), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

         EXECUTED this ____ day of _______, 2003.

                                        --------------------------------------
                                        (print name)

                                        By:
                                           -----------------------------------

                                        Title:
                                              --------------------------------

                                   Schedule A

                                    Investors

Polaris Venture Partners III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02451-1215
Fax: (781) 290-0880

Polaris Venture Partners Entrepreneurs' Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02451-1215
Fax: (781) 290-0880

Polaris Venture Partners Founders' Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02451-1215
Fax: (781) 290-0880

CHP II, L.P.
c/o Cardinal Partners
221 Nassau Street
Princeton, NJ 08542

Atlas Venture Fund V, L.P
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Parallel Fund V-A, C.V.
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Parallel Fund V-B, C.V.
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Entrepreneurs' Fund V, L.P.
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Fund VI, L.P.
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Entrepreneurs' Fund VI, L.P.
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

Atlas Venture Fund VI GmbH & Co. KG
890 Winter Street
Suite 320
Waltham, MA 02451
Fax:  (781) 622-1701

ARCH Venture Fund V, L.P.
8725 W. Higgins Road
Suite 290
Chicago, IL 60631
Fax:  (773) 380-6606

ARCH V Entrepreneurs Fund, L.P.
8725 W. Higgins Road
Suite 290
Chicago, IL 60631
Fax:  (773) 380-6606

Cambridge Science Equities, LLC
c/o Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue
Suite 250
Pasadena, CA 91101

Paul R. Schimmel
9822 La Jolla Farms Road
La Jolla, CA 92037

Phillip A. Sharp
Center for Cancer Research
Room E17-529
Massachusetts Institute of Technology
Cambridge, MA 02139-4307
(For courier service, add: 40 Ames Street)

John Conley
40 Hosmer Road
Concord, MA  01742

                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

      This First Amendment to the Registration Rights Agreement (the "AMENDMENT") is made as of October 9, 2003 by and among Alnylam Holding Co., a Delaware corporation (the "CORPORATION"), and the Holders, as defined in the Registration Rights Agreement dated as of July 31, 2003 by and among the Corporation and the persons and entities listed on Schedule A thereto (the "RIGHTS AGREEMENT").

      WHEREAS, the Corporation proposes to issue and sell up to 504,825 shares of its Series C Convertible Preferred Stock, $.0001 par value per share, pursuant to and on the terms reflected in that certain Series C Convertible Preferred Stock Purchase Agreement dated as of the date hereof, by and among the Corporation and the entities listed on the Schedule of Investors attached thereto and the Corporation and the Holders wish to add such shares of Series C Preferred Stock to the provisions of the Rights Agreement; and

      WHEREAS, in accordance with Section 20(b) of the Rights Agreement, by executing and delivering this Amendment, the Corporation and the Holders of at least 66 2/3% in voting power of the outstanding Registrable Shares (as defined in the Rights Agreement) have approved this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Defined Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

      2.    Amendment of Rights Agreement.

      (i) The Rights Agreement is hereby amended by deleting Section 1(e) in its entirety and by substituting in lieu thereof the following Section 1(e):

            "(e) The term "Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock."

      (ii) The Rights Agreement is hereby further amended by adding the following Section 1(m):

            "(m) The term "Series C Preferred Stock" means the Corporation's Series C Convertible Preferred Stock, $.0001 par value per share."

      (iii) Except as amended hereby, all of the terms and conditions of the Rights Agreement shall remain in full force and effect.

      3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CORPORATION:

ALNYLAM HOLDING CO.



By:  /s/ John G. Conley
    --------------------------------
Name: John G. Conley
Title: CFO

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



                                          Abingworth Management Ltd*
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

                                          By:    /s/ John Berriman
------------------------------------           ------------------------------
Signature                                 Name:  John Berriman
                                          Title:  Director

* Acting in its capacity as Manager of Abingworth Bioventures III A, B, C and Exes LPs.

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



                                          Arch Ventures Fund V, L.P.
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

                                          By:   /s/  Karen Kerr
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:  Managing Director

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



                                          Arch V. Entrepreneurs Fund, L.P.
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

                                          By:   /s/  Karen Kerr
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:  Managing Director

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



                                          *
------------------------------------       ----------------------------------
Printed Name                              Name of Entity

                                          By:   /s/ illegible
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

                                          * Atlas Venture Fund VI GmbH & Co. KG
                                          By:  Atlas Venture Associates VI, L.P.
                                               its managing limited partner
                                          By:  Atlas Venture Associates VI, Inc.
                                               its general partner


                                          * ATLAS VENTURE FUND VI, L.P.
                                          By:  Atlas Venture Associates VI, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates VI, Inc.
                                               its general partner


                                          * ATLAS VENTURE ENTREPRENEURS'
                                          FUND VI, L.P.
                                          By:  Atlas Venture Associates VI, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates VI, Inc.
                                               its general partner


                                          * ATLAS VENTURE FUND V, L.P.
                                          By:  Atlas Venture Associates V, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates V, Inc.
                                               its general partner

                                          * ATLAS VENTURE PARALLEL FUND
                                          V-A, C.V.
                                          By:  Atlas Venture Associates V, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates V, Inc.
                                               its general partner


                                          * ATLAS VENTURE ENTREPRENEURS'
                                          FUND V, L.P.
                                          By:  Atlas Venture Associates V, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates V, L.P.
                                               its general partner


                                          * ATLAS VENTURE PARALLEL FUND
                                          V-B, C.V.
                                          By:  Atlas Venture Associates V, L.P.
                                               its general partner
                                          By:  Atlas Venture Associates V, Inc.
                                               its general partner

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:

                                          CHP II, L.P.
                                          -----------------------------------
                                          Name of Entity

                                          By:  CHP II Management, LLC
------------------------------------           Its General Partner
Printed Name



                                          By:   /s/ John K. Clarke
------------------------------------          -------------------------------
Signature                                 Name:  John K. Clarke
                                          Title:  Managing Member

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:

                                          POLARIS VENTURE PARTNERS III, L.P.

                                          By:  Polaris Venture Management Co.
------------------------------------           III, L.L.C., Its General Partner
Printed Name



                                          By:   /s/ William E. Bilodeau
------------------------------------          -------------------------------
Signature                                 Name:  William E. Bilodeau
                                          Title:  Attorney-in-fact

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:

                                          POLARIS VENTURE PARTNERS
                                          ENTREPRENEURS' FUND III, L.P.

                                          By:  Polaris Venture Management Co.
------------------------------------           III, L.L.C., Its General Partner
Printed Name



                                          By:   /s/  William E. Bilodeau
------------------------------------          -------------------------------
Signature                                 Name:  William E. Bilodeau
                                          Title:  Attorney-in-fact

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:

                                          POLARIS VENTURE PARTNERS
                                          FOUNDERS' FUND III, L.P.

                                          By:  Polaris Venture Management Co.
------------------------------------           III, L.L.C., Its General Partner
Printed Name



                                          By:   /s/ Willliam E. Bilodeau
------------------------------------          -------------------------------
Signature                                 Name:  William E. Bilodeau
                                          Title:  Attorney-in-fact

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



David Bartel
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/  David Bartel                         By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



John G. Conley
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/  John G. Conley                       By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Kreutzer
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Kreutzer                              By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Stefan Limmer
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Stefan Limmer                         By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Paul Schimmel
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Paul Schimmel                         By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Phillip A. Sharp
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Phillip A. Sharp                      By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Thomas Tuschl
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Thomas Tuschl                         By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

               [First Amendment to Registration Rights Agreement,
                           Signature Page, CONTINUED]



HOLDERS:

FOR INDIVIDUALS:                          FOR ENTITIES:



Phillip Zamore
------------------------------------      -----------------------------------
Printed Name                              Name of Entity

/s/ Phillip Zamore                        By:
------------------------------------          -------------------------------
Signature                                 Name:
                                          Title:

                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

       Pursuant to a Consent, Waiver and Amendment Agreement, dated February 26, 2004, the Registration Rights Agreement, dated as of July 31, 2003 and amended on October 9, 2003, by and among Alnylam Holding Co., a Delaware corporation (the "Corporation"), and the Investors listed on Schedule A thereto (the "Agreement") was amended as follows

         1. The Agreement is amended by deleting Section 1(f) thereof in its entirety and replacing it with the following:

                  "(f) The term "Qualified IPO" means the closing of the Corporation's first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation to the public with gross proceeds to the Corporation of not less than $25,000,000."

         2. Except as amended hereby, the Agreement shall remain in full force and effect, and that, from and after the date of this Amendment, all references in the Agreement to "the Agreement" or "this Agreement" or similar terms shall be deemed to be references to the Agreement as amended hereby.

         3. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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